UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2008

PremierWest Bancorp
(Exact Name of Registrant as specified in its charter)

Oregon	000-50332	93 - 1282171
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No
incorporation)

503 Airport Road, Medford, Oregon 97504
Address of Principal Executive Office
Registrant's telephone number including area code 541-618-6003
(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure.

On Wednesday April 30, 2008, PremierWest Bancorp issued a press release announcing that its Executive Management Team will be presenting at the 10th Annual D.A. Davidson & Co., Financial Services Conference in Seattle, WA. The presentation will be held on Wednesday, May 7, 2008, and begin at 8:00 a.m. PT (11:00 a.m. ET).

This presentation may be accessed live via the internet through PremierWest Bancorp’s website at www.PremierWestBank.com using the following instructions:

1.	Go to “Investors” at the top of the page
2.	Select “Main Page” from the drop down
3.	Click on “Webcast” for the D.A. Davidson & Co. 10th Annual Financial Services Conference

This presentation will be archived and available on PremierWest Bancorp’s website through May 7, 2009.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
99.1 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERWEST BANCORP (Registrant)
Date:	April 30, 2008	By:	/s/ Tom Anderson
Tom Anderson
Executive Vice President and Chief Administrative
Officer